SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2003

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-27927	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri 63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5. OTHER ITEMS
ITEM 7. EXHIBITS.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
SIGNATURES
EXHIBIT INDEX
EX-4.1 Indenture
EX-4.2 Exchange and Registration Rights Agreement
EX-4.3 Purchase Agreement
EX-99.1 Press Release

ITEM 5. OTHER ITEMS

On November 10, 2003, CCO Holdings, LLC (“CCO Holdings”) and CCO Holdings Capital Corp. (together with CCO Holdings, the “Issuers”), both indirect subsidiaries of Charter Communications, Inc. (“Charter”), completed a private placement of $500 million aggregate principal amount of 8.75% senior notes, which was previously announced on November 3, 2003. The proceeds were used to repay (but not reduce permanently) principal amounts outstanding under Charter’s subsidiaries bank credit facilities and for general corporate purposes.

The new notes are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and, unless so registered, will not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the new notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

ITEM 7. EXHIBITS.

Exhibit
Number	Description

4.1	Indenture, dated as of November 10, 2003, by and among CCO Holdings, LLC, CCO Holdings Capital Corp. and Wells Fargo Bank, National Association, as trustee.*
4.2	Exchange and Registration Rights Agreement, dated as of November 10, 2003, by and between CCO Holdings, LLC and CCO Holdings Capital Corp.*
4.3	Purchase Agreement, dated as of November 4, 2003, by and between CCO Holdings, LLC and CCO Holdings Capital Corp.*
99.1	Press Release dated November 10, 2003.*

*	filed herewith

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding, among other things, our plans, strategies and prospects, both business and financial. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including whether the previously announced asset divestitures are consummated. Many of the forward-looking statements contained in this Report may be identified by the use of forward-looking words such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated” and “potential,” among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this Report are set forth in other reports or documents that we file from time to time with the United States Securities and Exchange Commission, or the “SEC”. All forward-looking statements attributable to the Company or a person acting on its behalf are expressly qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC., Registrant

Dated: November 12, 2003

	By:	/s/ Steven A. Schumm
Name: Steven A. Schumm
Title: Executive Vice President and Chief Administrative Officer and Interim Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit
Number	Description

4.1	Indenture, dated as of November 10, 2003, by and among CCO Holdings, LLC, CCO Holdings Capital Corp. and Wells Fargo Bank, National Association, as trustee.*
4.2	Exchange and Registration Rights Agreement, dated as of November 10, 2003, by and between CCO Holdings, LLC and CCO Holdings Capital Corp.*
4.3	Purchase Agreement, dated as of November 4, 2003, by and between CCO Holdings, LLC and CCO Holdings Capital Corp.*
99.1	Press Release dated November 10, 2003.*

*	filed herewith